UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2026

Gulf Resources, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-34499	13-3637458
(Commission File Number)	(IRS Employer Identification No.)

Level 11, Vegetable Building, Industrial Park of the East City,

Shouguang City, Shandong Province 262700

The People’s Republic of China

(Address of principal executive offices and zip code)

+86 (536) 567 0008

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	GURE	NASDAQ Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 11, 2026, Gulf Resources, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). As of September 18, 2026, the record date for the Annual Meeting, 1,813,531 shares of the Company’s common stock were issued and outstanding and entitled to vote. Holders of 1,327,673 shares, representing approximately 73.21% of the outstanding shares entitled to vote, were present in person or represented by proxy at the Annual Meeting, constituting a quorum. The voting results for the matters submitted to stockholders were as follows:

1. Election of Directors

All of the following seven nominees were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next Annual Meeting and until their successors have been duly elected and have qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
Xiaobin Liu	935,894	—	35,259	356,520
Yibo Yang	935,643	—	35,510	356,520
Naihui Miao	935,894	—	35,259	356,520
Dongshan Wang	935,894	—	35,259	356,520
Shengwei Ma	935,894	—	35,259	356,520
Shitong Jiang	935,893	—	35,260	356,520
Qiang Liu	935,643	—	35,510	356,520

2. Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of GGF CPA LTD. as the independent auditors of the Company for the fiscal year ended December 31, 2026, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
1,146,898	175,383	5,392	—

3. Approval of an Amendment to the Gulf Resources Inc. 2025 Stock Incentive Plan

Stockholders approved an amendment to the Gulf Resources Inc. 2025 Stock Incentive Plan in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
880,684	90,358	111	356,520

4. Advisory vote to approve the compensation paid to the Company’s named executive officers

Stockholders approved the compensation paid to the Company’s named executive officers, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
903,295	39,884	27,974	356,520

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Min Li
Name:	Min Li
Title:	Chief Financial Officer

Dated: November 13, 2026